Exhibit 99.9
Promissory note

$600,000.00                                                                                                               November 2, 2012

FOR VALUE RECEIVED, TR Bessemer, LLC, a Colorado limited liability company having an address at 2000 S. Colorado Blvd. Tower One, Suite 3100, Denver, CO 80222 (“TRF” or the “Maker"), promises to pay to R & S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company(“Dionisio”), the principal sum of six hundred thousand dollars ($600,000.00), with interest thereon, and on the amount thereof from time to time outstanding, to be computed as hereinafter provided, until the said principal sum shall be fully paid and to be due and payable as hereinafter provided.  The said principal sum, or the amount thereof outstanding, with accrued and unpaid interest thereon, shall be due and payable on the Maturity Date (as hereinafter defined).  This Promissory Note (“Note”) has been prepared in conjunction with, and subject to, a governing Master Agreement and its amendments.

1.           Definitions.  The following terms, as used in this Note, shall have the following meanings, which meanings shall be applicable equally to the singular and the plural of the terms defined:

"Base Rate" shall mean a stated fixed rate of six point zero (6.00%) percent per annum.  The Note shall have a five year term with interest only payable quarterly;

"Business Day" shall mean a day of the year on which banks are open for business and are not required or authorized to close in the United States.

"Event of Default” shall mean the occurrence of any one or more of the following events or circumstances; (i) the failure of the Maker to make any payment required to be made under this Note within thirty (30) days after its due date; (ii) the failure of the Maker to strictly comply with any other provision of this Note.
"Maturity Date" shall mean the earlier of (i) the Stated Maturity Date or (ii) the date upon which Dionisio elects to accelerate the indebtedness evidenced by this Note by reason of the occurrence of an Event of Default.

“Note” shall mean this Note and any amendments, modifications, renewals, extensions and replacements of or substitutions for this Note.

“Notice” shall mean all notices, requests, demands and other communications hereunder, which shall be in writing, and shall be deemed to have been duly given if delivered or mailed by overnight mail, registered, or certified mail to the Maker at 2000 S. Colorado Blvd. Tower One, Suite 3100, Denver, CO 80222, or to such other address as the parties may designate in writing.

"Stated Maturity Date" shall mean November 1, 2017.

2.           Applicable Interest Rate.

A.           The outstanding principal balance hereof shall bear interest at the Base Rate.

B.           Interest is payable quarterly.

3.           Payments; Collateral; Acceleration.
A.           The quarterly, interest only, installments in the amount of $9,000 (nine thousand dollars) shall be due and payable on the first day of each February, May, August, and November, every year through the Maturity Date.  The quarterly interest payments shall commence February 1, 2013.

B.           Maker shall pay $600,000 (six hundred thousand dollars) to Dionisio, along with any applicable interest, on November 1, 2017.

C.           As security for the repayment of this Note, the Maker will provide certain farm equipment (“Equipment”) as collateral.  The  Equipment is further defined in that Bill of Sale executed between the Parties and dated November 2, 2012.  The Bill of Sale is hereby incorporated into this Note and attached as Exhibit A.

D.           Upon any Termination of Employment of Russell Dionisio, as provided in his Employment Contract, the Promissory Note will accelerate and become due and payable in full.

4.           Prepayment.   The Maker shall have the right to prepay the unpaid principal balance of this Note in part.  The Maker shall have the right to prepay the entire unpaid principal balance of this Note, at any time upon thirty (30) days' prior written notice to Dionisio, provided that the Maker pays to Dionisio all accrued and unpaid interest and other sums due and payable hereunder through the date of such prepayment.

5.           Applicable Law.  This Note has been negotiated, executed, made and delivered in Colorado, where payments shall be made.  The Maker agrees that this Note shall be governed by, and construed and enforced in accordance with, the laws of Colorado without reference to conflicts of laws provisions.

8.           Modifications.  This Note may not be changed or terminated orally but only in writing signed by the parties hereto.

9.           Waiver.
A.           The Maker hereby does not waive presentment for payment, demand, protest, notice of non-payment or dishonor and of protest, and agrees to remain bound until the principal sum of this Note or the amount thereof outstanding and interest and all other sums payable hereunder are indefeasibly paid in full notwithstanding any extensions of time for payment which may be granted even though the period of extension be indefinite, and notwithstanding any inaction by, or failure to assert any legal right available to, Dionisio.

B.           It is further expressly agreed that any waiver by Dionisio, other than a waiver in writing signed by Dionisio, of any term or provision hereof, shall not be controlling, nor shall it prevent or estop Dionisio from thereafter enforcing such term, provision, right, remedy or power, and the failure or refusal of Dionisio to insist in any one or more instances upon the strict performance of any of the terms or provisions of this Note shall not be construed as a waiver or relinquishment for the future of any such term or provision, but the same shall continue in full force and effect.  Dionisio's rights, remedies and powers under this Note are and shall be cumulative and are in addition to all other rights, remedies and powers of Dionisio in law or in equity.

10.           Successors.  Maker and Dionisio may only sell, assign, convey, or otherwise transfer this Note upon written consent of the other party.

11.           Miscellaneous.

A.           THE MAKER AND DIONISIO EACH HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS NOTE.

B.           In the event that any provision of this Note or the application thereof to the Maker or any circumstance in any jurisdiction governing this Note shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Note and the application of any such invalid or unenforceable provision to parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby nor shall same affect the validity or enforceability of any other provision of this Note.

C.           Time is of the essence as to all dates set forth in this Note; provided, however, whenever any payment to be made hereunder shall be stated to be due on a day other than a Business Day, such payment may be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest payable hereunder.

D.           The Maker hereby agrees to perform and comply with each of the terms, covenants and provisions contained in this Note on the part of the Maker to be observed and/or performed hereunder and thereunder.

E.           No act of commission or omission of any kind or at any time upon the part of the Dionisio in respect of any matter whatsoever shall in any way impair the rights of the Dionisio to enforce any right, power or benefit under this Note.

F.           The captions proceeding the text of the various paragraphs contained in this Note are provided for convenience only and shall not be deemed to in any way affect or limit the meaning or construction of any of the provisions hereof.

12.           Jurisdiction.   The Maker and Dionisio hereby agree to personal jurisdiction in Colorado in any action or proceeding arising out of the Note.

13.           Merger.   The terms of the Note supercede all oral agreements and prior writings with respect to the subject matter of the Note.

14.           Remedies.  Upon an Event of Default, Dionisio has the right to refuse to make any further advances or loans to Maker; to accelerate the indebtedness to become immediately due and payable and to sue on the Note; and to exercise any other rights and remedies that Dionisio has under applicable law.  Nothing in this clause or in this Note shall be construed as a limitation on remedies available to Dionisio upon an Event of Default.

IN WITNESS WHEREOF, this Note has been duly executed by the Maker as of the day and year first above written.

TR BESSEMER, LLC

By: /s/ Wayne Harding

Title:  Manager